SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The Company's management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they were made.

b.	Financial statements in U.S. dollars:

The Company's revenues are generated in various currencies mainly in U.S. dollars (USD), Australian dollars (AUD) and Canadian dollars (CAD). In addition, most of the Company's costs are incurred in USD, NIS and EUR.

The Company’s management believes that the USD is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the USD.

The functional currency of the Company's foreign subsidiaries is the local currency in which the relevant subsidiary operates.

Accordingly, monetary accounts maintained in currencies other than the USD are re-measured into dollars in accordance with Accounting Standards Codification, "Foreign Currency Matters" (“ASC 830”). All transaction gains and losses resulting from the re-measurement of monetary balance sheet items denominated in non-USD currencies are reflected in the statements of operations as financial income or expenses as appropriate.

The financial statements of the Company’s subsidiaries of which the functional currency is not the USD have been translated into the USD. All amounts on the balance sheets have been translated into the USD using the exchange rates in effect on the relevant balance sheet dates. All amounts in the statements of income have been translated into the USD using the monthly average exchange rate in accordance with ASC 830. The resulting translation adjustments are reported as a component of accumulated other comprehensive income (loss), net in shareholders' equity.

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its wholly and majority-owned subsidiaries (see also Note 1). Inter-company transactions and balances, including profit from inter-company sales not yet realized outside of the Company, have been eliminated upon consolidation.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the date acquired.

e.	Short-term bank deposits:

Short-term bank deposits are deposits with original maturities of more than three months but less than one year. Short-term bank deposits are presented at their cost, which approximates their fair value.

f.	Derivatives:

ASC 815, “Derivative and Hedging” ("ASC 815"), requires companies to recognize all of their derivative instruments as either assets or liabilities in the statement of financial position at fair value.

For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation.

Derivative instruments designated as hedging instruments:

For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period during which the hedged transaction affects earnings.

The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of future cash flows of the hedged item, if any, is recognized in current earnings during the period of change. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current earnings during the period of change.

To hedge against the risk of overall changes in cash flows resulting from foreign currency salary and other recurring payments during the periods, the Company has instituted a foreign currency cash flow hedging program.

These forward contracts are designated as cash flow hedges, as defined by ASC 815, and are all effective, as their critical terms match the underlying transactions being hedged.

As of December 31, 2024 and 2023, the notional amount of these forward contracts into which the Company entered was $2,525 and $21,162, respectively, and the unrealized income recorded in accumulated other comprehensive income, net, from the Company's currency forward NIS transactions was $110 and $539, respectively.

The following tables present fair value amounts of, and gains and losses recorded in relation to, the Company's derivative instruments and related hedged items:

	Balance sheet	Fair value of derivative instruments
		Year ended December 31,
		2024	2023
Derivative assets:

Derivatives designated as hedging instruments:
Foreign exchange option and forward contracts	Other accounts receivable and prepaid expenses	110	539

Total		110	539

	Gain (loss) recognized in other comprehensive income, net		Gain (loss) recognized in statements of income
	Year ended December 31,		Statements of income	Year ended December 31,
	2024	2023	Item	2024	2023
Derivatives designated as hedging instruments:

Foreign exchange forward contract	(429)	951	Cost of revenues and Operating expenses	500	(3,306)

Derivatives not designated as hedging instruments:
Foreign exchange forward and options contracts	-	-	Financial expenses, net	6	1,313
Styrene forward contracts	-	-	Financial expenses, net	-	113

Total	(429)	951		506	(1,880)

h.	Inventories:

Inventories are stated at the lower of cost and net realizable value. The Company periodically evaluates the quantities on hand relative to historical and projected sales volumes, aging, current and historical selling prices and contractual obligations to maintain certain levels of raw material quantities. Based on these evaluations, inventory provision is provided to cover risks arising from slow-moving items, discontinued products, excess inventories, net realizable value lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw Materials - cost is determined on a standard cost basis which approximates actual costs on a weighted average basis.

Work-in progress and finished products - are based on standard cost (which approximates actual cost on a weighted average basis) which includes raw materials cost, labor and manufacturing overhead.

Finished goods are stated at the lower of cost and net realizable value.

The following table provides the details of the change in the Company's provision for inventory write-downs:

	December 31,
	2024	2023

Inventory provision, beginning of year	$27,438	$21,738
Increase (decrease) in inventory provision	(4,208)	9,848
Write off	(3,290)	(4,148)

Inventory provision, end of year	$19,940	$27,438

i.	Property, plant and equipment, net:

1.	Property, plant and equipment are stated at cost, net of accumulated depreciation and investment grants.

2.
Costs recorded prior to a production line completion are reflected as construction in progress, which are recorded building and machinery assets at the date of purchase. Construction in progress includes direct expenditures for the construction of the production line and is stated at cost. Capitalized costs include costs incurred under the construction contract: advisory, consulting and direct internal costs (including labor) and operating costs incurred during the construction and installation phase.

3.	Depreciation is calculated using the straight-line method over the estimated useful life of the assets at the following annual rates:
%

Machinery and manufacturing equipment	4 - 33 (mainly 10)
Office equipment and furniture	7 - 33 (mainly 7)
Motor vehicles	10 - 30 (mainly 20)
Buildings	4 - 5
Leasehold improvements	Over the shorter of the term of the lease or the life of the asset

j.	Leases:

The Company determines if an arrangement is a lease at inception and recognize in accordance with ASC 842 “Leases”. Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities and operating lease liabilities in the Company’s consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term.

The Company uses incremental borrowing rates based on the Company's implied credit rating which was based on Moody's Investors Service Rating Methodology for the Building Materials Industry (such credit rating was notched up due to collateralization) at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives, if any. Lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expenses for lease payments are recognized on a straight-line basis over the lease term. See also Note 10.

k.	Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets, tangible and finite-lived intangible assets (other than goodwill), are reviewed for impairment in accordance with ASC 360 "Property, Plant and Equipment" ("ASC 360") whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

The Company's evaluation of recoverability is performed at the lowest level of assets group to which identifiable cash flows are largely independent of the cash flows of other asset group. Recoverability of the asset group is measured by a comparison of the aggregate undiscounted future cash flows the asset group is expected to generate to the carrying amounts of the asset group. If such evaluation indicates that the carrying amount of the asset group is not recoverable, an impairment loss is calculated based on the excess of the carrying amount of the asset group over its fair value.

The Company identifies indicators for impairment, among others, slow down in demand due to global market conditions, lower production utilization in certain plants, increased inflation and higher interest rates, integration challenges of acquired businesses, and the manufacturing facilities closure in Sdot Yam and in Richmond hill. In 2022, the Company recorded an impairment loss for the excess of the book value over its fair value related to Sdot Yam manufacturing facility, in the amount of $26,429.

During 2023, the Company recorded an impairment loss for the excess of the book value over its fair value related to US manufacturing facility, in the amount of $27,486 and additional impairment loss related to Sdot Yam manufacturing facility in the amount of $986. Following the closure of Sdot Yam manufacturing facility, the Company evaluated it's right of use asset resulted from non-cancelable lease agreement effective through 2032. The Company recorded an impairment of $16,575 for its sublease facility.

During 2024, the Company decided to sale its Richmond hill plant and reclassified the fair value of the asset in its consolidated balance sheet to Held-for sale-assets. Held-for-sale assets are measured at the lower of carrying amount or fair value, under ASC 360-10-45. As of December 31, 2024, the Company recorded an impairment loss for the excess of the book value over its fair value related to held for sale asset, in the amount of $3,800. The Company also recorded during 2024 an impairment loss related to it's intangibles assets in the amount of $3,236 as part of the assets group assessment.

In addition to the recoverability assessment, the Company routinely reviews the remaining estimated useful lives of property and equipment and finite-lived intangible assets. If the Company reduces the estimated useful life assumption for any asset, the remaining unamortized balance would be amortized or depreciated over the revised estimated useful life.

l.	Goodwill:

Goodwill represents the excess of the cost of businesses acquired over the fair value of the net assets acquired in the acquisition. Under ASC 350, "Intangibles-Goodwill and Other" ("ASC 350") goodwill is not amortized but instead is tested for impairment at least annually (or more frequently if impairment indicators arise).

The goodwill impairment test is performed according to the following principles:

(1)	An initial qualitative assessment may be performed to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount.

(2)
If the Company concludes it is more likely than not that the fair value of the reporting unit is less than its carrying amount, a quantitative fair value test is performed. An impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value is recognized.

The Company performed an annual goodwill impairment test during the fourth quarter of each fiscal year, or more frequently, if an event occurs or circumstances change that would indicate the carrying amount may be impaired. The Company operates as one reporting unit, and concluded that all of the Company's reporting units should be aggregated and deemed as a single reporting unit for the purpose of performing the goodwill impairment test in accordance with ASC 350-20-35-35, since they have similar economic characteristics.

The fair value of the reporting unit was estimated in accordance with ASC 820, "Fair Value Measurements". The Company applied assumptions that marketplace participants would consider in determining the fair value of its reporting unit.

The process of evaluating the potential impairment of goodwill is subjective and requires significant judgment. Significant estimates used in the fair value methodologies include estimates of future cash flows, future short-term and long-term growth rates and weighted average cost of capital.

As of December 31, 2022, the company performed an impairment test of the goodwill in accordance with ASC350, and recognized a full impairment charge for its goodwill balances in the amount of $44,829. (see also Note 7).

As of December 31, 2024, the Company did not have any goodwill balance.

m.	Warranty:

The Company generally provides a standard (i.e. assurance type) warranty for its products, for various periods, depending on the type of product and the country in which the Company does business. The Company records a provision for the estimated cost to repair or replace products under warranty at the time of sale. Factors that affect the Company's warranty reserve include the number of units sold, historical and anticipated rates of warranty repairs and the cost per repair.

The following table provides the details of the change in the Company's warranty accrual:

	2024	2023

January 1,	$2,358	$2,501

Charged to costs and expenses relating to new sales	368	1,289
Costs of product warranty claims	(844)	(1,792)
Foreign currency translation adjustments	(156)	360

December 31,	1,726	2,358

n.	Revenue recognition:

Revenues are recognized in accordance with ASC 606, revenue from contracts with customers when control of the promised goods or services is transferred to the customers, in an amount that the Company expects in exchange for those goods or services.

The Company applies the following five steps in accordance to ASC 606: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when a performance obligation is satisfied.

1.          Identify the contract with a customer:

A contract is an agreement between two or more parties that creates enforceable rights and obligations. In evaluating the contract, the Company analyzes the customer’s intent and ability to pay the amount of promised consideration (credit risk) and considers the probability of collecting substantially all of the consideration. The Company determines whether collectability is probable on a customer-by-customer basis pursuant to various criteria including Company’s historical experience, credit insurance and other inputs.

2.          Identify the performance obligations in the contract:

At a contract’s inception, the Company assesses the goods or services promised in a contract with a customer and identifies the performance obligations. The main performance obligation is a delivery of the Company’s products. The Company also adjusts the amounts of revenue for expected cash discounts, sales allowances, returns based upon historical experience, and projected collectability.

3.          Determine the transaction price:

The Company’s products that are sold through agreements with distributors are non-exchangeable, non-refundable, non-returnable and without any rights of price protection or stock rotation. Accordingly, the Company considers all the distributors to be end-consumers.

For certain revenue transactions with specific customers, the Company is responsible also for the fabrication and installation of its products. The Company recognizes such revenues upon receipt of acceptance evidence from the end consumer which occurs upon completion of the installation.

Although, in general, the Company does not grant rights of return, there are certain instances where such rights are granted. The Company maintains a provision for returns in accordance with ASC 606, which is estimated, based primarily on historical experience as well as management judgment, and is recorded through a reduction of revenue. The Company also adjusts the amounts of revenue for expected cash discounts, sales allowances, and projected collectability.

Sales and other taxes collected from customers on behalf of governmental authorities are accounted for on a net basis and are not included in revenues or operating expenses.

The Company has elected to apply the practical expedient such that it does not evaluate payment terms of one year or less for the existence of a significant financing component.

4.          Allocate the transaction price to the performance obligations in the contract:

The majority of the Company’s revenues are sales of goods, therefore there is one main performance obligation that absorbs the transaction price.

For certain revenue transactions with specific customers, the Company is responsible also for the fabrication and installation of its products. The Company recognizes such revenues upon receipt of acceptance evidence from the end consumer which occurs upon completion of the installation.

5.          Recognize revenue when a performance obligation is satisfied:

Revenue is recognized when or as performance obligations are satisfied by transferring control of a promised good or service to a customer. Control transfers at a point in time, which affects when revenue is recorded. The majority of Company’s revenues deriving from sales of products which are recognized when control is transferred. which includes but is not limited to, the agreed International Commercial terms, or “INCOTERMS”.Payment terms between the Company and its customers are vary by the type of payer and country of sale.

o.	Research and development costs:

Research and development costs are charged to the statement of operations as incurred.

p.	Income taxes:

The Company and its subsidiaries account for income taxes in accordance with ASC 740, "Income Taxes" (“ASC 740”). This statement prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The Company accounts for its uncertain tax positions in accordance with ASC 740-10. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The Company classifies interest and penalties on income taxes as taxes on income, if relevant.

q.	Advertising expenses:

Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2024, 2023 and 2022 were $14,516, $15,726 and $14,777, respectively.

r.	Concentrations of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, marketable securities and trade receivables. The Company's cash and cash equivalents are invested primarily in USD, mainly with major banks in Israel.

The Company's debt marketable securities include investments in highly-rated corporate debentures (located mainly in U.S.) and governmental bonds. The financial institution that holds the Company's debt marketable securities is a major financial institution located in the United States. The Company believes that its marketable securities portfolio is a diverse portfolio of highly-rated securities and the Company's investment policy limits the amount the Company may invest in an issuer (see Note 3).

The Company's trade receivables are derived from sales to customers located mainly in the United States, Australia, Canada, Israel and Europe. The Company performs ongoing credit evaluations of its customers and to date has not experienced any substantial losses. In certain circumstances, the Company requires letters of credit or prepayments. An allowance for credit losses is provided with respect to specific receivables that the Company has determined to be doubtful of collection. For those receivables not specifically reviewed, provisions are recorded, based upon the age of the receivable, the collection history, current economic trends and management estimates of future economic conditions.

No customer represented 10% or more of the Company’s total accounts receivables, net as of December 31, 2024 and 2023.

The following table provides the detail of the change in the Company's allowance for credit loss:

	2024	2023

January 1,	$12,214	$9,756

Charges to expenses	(1,944)	3,654
Write offs	(1,095)	(1,158)
Foreign currency translation adjustments	(71)	(38)

December 31,	$9,104	$12,214

s.	Severance pay:

The Company's liability for severance pay, with respect to its Israeli employees, is calculated pursuant to Israeli severance pay law and employee agreements based on the most recent salary of the employees. The Company's liability for all of its Israeli employees is provided for by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset on the Company's balance sheet.

The deposited funds include profits or losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligations pursuant to Israeli severance pay law or labor agreements.

Majority of the agreements with employees specifically state, in accordance with section 14 of the Severance Pay Law, 1963 ("Section 14"), that the Company's contributions for severance pay shall be instead of severance compensation and that upon release of the policy to the employee, no additional calculations shall be conducted between the parties regarding the matter of severance pay and no additional payments shall be made by the Company to the employee.

Further, since the Company has signed agreements with its employees under Section 14, the related obligation and amounts deposited on behalf of such obligation are not stated on the balance sheet, as they are legally released from obligation to employees once the deposit amounts have been paid.

Severance pay expenses for the years ended December 31, 2024, 2023 and 2022 amounted to approximately $1,647, $2,102 and $2,614, respectively.

t.	Fair value of financial instruments:

In accordance with ASC 820, the Company measures the below assets and liabilities at fair value using the various valuation techniques. The assets and liabilities are classified within Level 1 for using quoted market prices, Level 2 for alternative pricing sources and models utilizing market observable inputs, and Level 3 unobservable inputs which are supported by little or no market activity, also using third party appraisers.

The following table sets forth the Company’s assets and liabilities that were measured at fair value as of December 31, 2024 and 2023 by level within the fair value hierarchy:

	Fair Value	Fair value measurements as of December 31,
Description	Hierarchy	2024	2023

Measured at fair value on a recurring basis:

Assets:
Derivative assets	Level 2	$110	$539

Redeemable Non-Controlling Interest (*):	Level 3	$2,200	$7,789

(*) During 2024 the Company acquired additional redeemable non-controlling interest in Lioli (see also note 1). As of December 31, 2024 the Company estimated the value of the redeemable non-controlling interest based on the settlement price which represents its redeemable value.The Company estimated the fair value of redeemable non-controlling interest using Monte Carlo simulation in previous years. The valuation requires management to make certain assumptions about the model inputs, including forecast cash flows, the discount rate and the volatility. The fair value measurement is based on inputs not observable in the market and thus represent Level 3 measurements as defined in ASC 820.

Measured at fair value on a nonrecurring basis:

(a)
As of December 31, 2024, in accordance with Subtopic 360-10, long-lived assets held and used were written down to their fair value, resulting in an impairment charge of $3,800 related to held for sale asset in the Richmond Hill facility, and $3,236 related to intangible assets.

As of December 31, 2023, in accordance with Subtopic 360-10, long-lived assets held and used were written down to their fair value, resulting in an impairment charge of $28,472 related to Property Plant and Equipment included in US and Sdot Yam manufacturing facility, and $16,575 related to ROU asset related to Sdot Yam.

(b)
As of December 31, 2024 and 2023, the goodwill balance was $0. During fiscal year 2022, in accordance with Subtopic 350-20, goodwill was written down in an impairment charge of $44,829, which was included in the consolidated statements of income for that period.

The carrying amounts of financial instruments not measured at fair value, including cash and cash equivalents, trade receivables, other accounts receivables, trade payables, accrued expenses and other liabilities, short term loans and short term bank credit, approximate their fair value due to the short-term maturities of such instruments.

u.	Basic and diluted net income (loss) per share:

Basic net income (loss) per share ("Basic EPS") is computed by dividing net income (loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period.

Diluted net income (loss) per share ("Diluted EPS") gives effect to all dilutive potential ordinary shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings. The dilutive effect of outstanding stock options is computed using the treasury stock method. For the years ended December 31, 2024, 2023 and 2022 there were approximately 2,495,479, 2,310,543, and 1,534,500 outstanding stock options, respectively, that were excluded from the computation of Diluted EPS, that would have had an anti dilutive effect if included.

v.	Comprehensive income and accumulated other comprehensive income (loss):

Comprehensive income consists of two components, net income and other comprehensive income ("OCI"). OCI refers to revenue, expenses, and gains and losses that under U.S. GAAP are recorded as an element of shareholders’ equity but are excluded from net income. Company’s OCI consists of foreign currency translation adjustments from those subsidiaries not using the USD as their functional currency and net deferred gains and losses on certain derivative instruments accounted for as cash flow hedges and marketable securities.

The total accumulated other comprehensive income ("AOCI"), net of tax was comprised as follows:

	December 31,
	2024	2023

Accumulated income on derivative instruments	110	539
Accumulated foreign currency translation differences and other	(14,980)	(8,941)

Total accumulated other comprehensive loss, net	$(14,870)	$(8,402)

The following table summarizes the changes in AOCI, net of taxes for the year ended:

	Unrealized gains (losses) on derivative instruments	Unrealized gains (losses) on marketable securities	Accumulated foreign currency translation differences and other	Total

Balance at January 1, 2023	(412)	(125)	(9,041)	(9,578)

Other comprehensive income (loss) before reclassifications	(2,355)	125	100	(2,130)
Amounts reclassified from AOCI	3,306	-	-	3,306

Net current period OCI	951	125	100	1,176

Balance at December 31, 2023	539	-	(8,941)	(8,402)

Other comprehensive income (loss) before reclassifications	71	-	(6,039)	(5,968)
Amounts reclassified from AOCI	(500)	-	-	(500)

Net current period OCI	(429)	-	(6,039)	(6,468)

Balance at December 31, 2024	110	-	(14,980)	(14,870)

The following table shows the amounts reclassified from AOCI into the Consolidated Statements of Income, and the associated financial statement line item, for 2024 and 2023:

	December 31,
	2024	2023
Affected line item in the consolidated statements of income

Cost of revenues	$324	$2,287
Research and development	20	102
Marketing and selling	81	414
General and administrative	75	503

Total loss	$500	$3,306

w.	Accounting for stock-based compensation:

Equity share based payment:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation" ("ASC 718"). ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model.

The Company accounts for employees and directors’ share-based payment awards classified as equity awards using the grant-date fair value method. The fair value of share-based payment transactions is recognized as an expense over the requisite service period. The Company’s accounting policy is to account for forfeitures as they occur.

The exercise price of each option is generally Company's stock price on the date of the grant. Options generally become exercisable over approximately three to four-year period, subject to the continued employment. All options expire after 7 years from the date of grant. In addition, commencing in 2015 the Company granted certain of its employees and officers with restricted stock units ("RSUs"), vesting over approximately a four-year period from the grant date. RSUs fair value is measured at the grant date based on the market value of Company's common stock. RSUs that are cancelled or forfeited become available for future grants.

In 2024 and 2023, the Company estimated the fair value of stock options granted using the Black-Scholes option pricing model with the following weighted average assumptions:

December 31,
	2024	2023

Dividend yield	0 - 3%	0 - 3%
Expected volatility	42-47.0%	40-46.0%
Risk-free interest rate	4-4.6%	4-4.9%
Expected life (in years)	4-7	4-6.9

The Company used volatility data in accordance with ASC 718 and based on Company's historical data.

The computation of risk free interest rate is based on the rate available on the date of grant of a zero-coupon U.S. government bond with a remaining term equal to the expected term of the option.

The expected term of options granted is calculated using the simplified method (being the average between the vesting periods and the contractual life of the options). In case of grant to Company's CEO or directors, the expected term equals to the contractual life.

For the vast majority of the options granted in 2024 and 2023, the dividend yield is zero, due to adjustment mechanism with respect to the exercise price upon payment of a dividend. For those options granted without adjustment mechanism, the dividend yield applied is 3%.

x.	Redeemable non-controlling interest:

Following the acquisition of Lioli during 2020, the Company is party to a put and call arrangement with respect to the remaining 45% non-controlling interest in Lioli. Due to the existing put and call arrangements, the non-controlling interest is considered to be redeemable and is recorded on the balance sheet as a redeemable non-controlling interest outside of permanent equity.

During March 2022, the Company participated in rights offering in Lioli, and purchased additional 9,870,000 shares in amount of approximately $2.5 million. Following this oferring, the Company holds 60.4% of Lioli's shares on a fully diluted basis.

During July 2024, the Company partially utilized the call option to purchase minority shares in Lioli, and purchased 10,699,162 shares from certain minority holders in amount of approximately $1.6 million. Following this offering, the Company holds 80.7% of Lioli's shares on a fully diluted basis.

The redeemable non-controlling interest is recognized at the higher of: i) the accumulated earnings associated with the non-controlling interest, or ii) the redemption value as of the balance sheet date (see also Note 1b).

The following table provides a reconciliation of the redeemable non-controlling interest:

	Year ended December 31,
	2024	2023	2022

Beginning of the year	$7,789	$7,903	$7,869

Net income (loss) attributable to non-controlling interest	(144)	(584)	688
Adjustment to Put option value (*)	(3,782)	532	198
Payment for Put option (*)	(1,556)	-	-
Foreign currency translation adjustments	(107)	(62)	(852)

Redeemable non-controlling interest - end of the year	$2,200	$7,789	$7,903

(*)	See also Note 1b.

y.	Contingencies:

The Company is involved in various product liability, commercial, government investigations, environmental claims and other legal proceedings that arise from time to time in the course of business. The Company records accruals for these types of contingencies to the extent that the Company concludes their occurrence is probable and that the related liabilities are estimable. When accruing these costs, the Company will recognize an accrual in the amount within a range of loss that is the best estimate within the range. When no amount within the range is a better estimate than any other amount, the Company accrues for the minimum amount within the range. The Company records anticipated recoveries under existing insurance contracts that are probable of occurring at the amount that is expected to be collected. Legal costs are expensed as incurred. For unasserted claims or assessments, the Company followed the accounting guidance in ASC 450 Contingencies, in which the Company must first determine that the probability that an assertion will be made is likely, then, a determination as to the likelihood of an unfavorable outcome and the ability to reasonably estimate the potential loss is made.

z.	Business combination:

The Company accounts for business combinations by applying the provisions of ASC 805, Business Combination, and allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. When determining the fair values of assets acquired and liabilities assumed, management makes significant estimates and assumptions, especially with respect to intangible assets.

Significant estimates in valuing certain intangible assets include, but are not limited to future expected cash flows from acquired customer relationship and acquired trademarks from a market participant perspective, useful lives and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates.  During the measurement period, which does not exceed one year from the acquisition date, the Company may record adjustments to the assets acquired and liabilities assumed, with the corresponding adjustment to goodwill. Upon the finalization of the measurement period, any subsequent adjustments are recorded to earnings.

Acquisition-related costs are recognized separately from the acquisition and are expensed as incurred. See also Note 1.

aa.	Exit or disposal activities:

The company accounts for exit and disposal cost obligations, including restructuring activities, under ASC 420-10 "Exit or Disposal Cost Obligations", which requires that the company record liabilities for such activities only when such liability has been incurred. During 2024 the company closed it's facility in Richmond hill, Georgia, USA, and sold part of it's lands and production equipment, and during 2023 the company closed it's facility in Sdot-Yam, Israel.

Total restructuring expenses for the year ended December 31, 2024 and 2023 related to the manufacturing facilities closures and partial sales of assets in those locations, totaled approximately to a credit of $6.0 million and expenses of $2.9 million, included within the operating expenses on the consolidated statements of comprehensive income (loss).

In 2024, out of the credit of $6.0 million, capital gain related to the partial sale of undeveloped land  facility was approximately $7.4 million, offset by decommissioning and restoration costs of approximately $1.4 million.

In 2023, out of the $2.9 million expenses, employee termination costs were approximately $1.0 million and decommissioning and restoration costs were approximately $1.9 million.

As of December 31, 2024 approximately $1.5 million is recorded under accrued expenses and other liabilities.

ab.	Impact of recently issued accounting standards:

Recently issued accounting standards and adopted by the Company:

In October 2021, the FASB issued ASU No. 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08), which clarifies that an acquirer of a business should recognize and measure contract assets and contract liabilities in a business combination in accordance with Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts with Customers (Topic 606). This guidance is effective for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. Early adoption is permitted. The adoption of the standards did not have a material impact on the Company’s consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, requiring public entities to disclose information about their reportable segments’ significant expenses and other segment items on an interim and annual basis. Public entities with a single reportable segment are required to apply the disclosure requirements in ASU 2023-07, as well as all existing segment disclosures and reconciliation requirements in ASC 280 on an interim and annual basis. The Company adopted ASU 2023-07 during the year ended December 31, 2024. The adoption of the standards did not have a material impact on the Company’s consolidated financial statements. See Note 16 for further detail.

Recently issued accounting standards and not yet adopted by the Company:

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU 2023-09.